EQ ADVISORS TRUSTSM

EQ/EQUITY GROWTH PLUS PORTFOLIO

SUPPLEMENT DATED JANUARY 2, 2013 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates information contained in the Summary Prospectus dated May 1, 2012, as supplemented of the EQ/Equity Growth PLUS Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at
www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change to the EQ/Equity Growth PLUS Portfolio (“Portfolio”).

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus (“Prospectus”) is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented May 4, 2012, May 7, 2012, May 31, 2012, July 5, 2012, July 19, 2012, July 20, 2012, July 31, 2012, August 2, 2012, August 7, 2012, August 15, 2012, August 16, 2012, September 5, 2012, September 14, 2012, September 21, 2012, September 24, 2012, September 28, 2012, November 13, 2012 and January 2, 2013, and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 4, 2012, May 15, 2012, July 19, 2012, August 7, 2012, September 21, 2012, September 28, 2012, November 13, 2012 and January 2, 2013, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Information Regarding

EQ/Equity Growth PLUS Portfolio

The table in the section of the Prospectus entitled: “Who Manages the Portfolio-Adviser: BlackRock Capital Management, Inc. (“BlackRock Capital”)” hereby is deleted in its entirety and replaced with the following:

Name	Title	Date Began Managing a Portion of the Portfolio
Lawrence Kemp	Portfolio Manager and Managing Director of BlackRock, Inc. an affiliate of BlackRock Capital	January 2013

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